INVENTORIES	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
INVENTORIES
INVENTORIES

ACCOUNTING POLICY
We measure inventories, including wireless devices and merchandise for resale, at the lower of cost (determined on a weighted average cost basis for Wireless devices and accessories and a first-in, first-out basis for other finished goods and merchandise) and net realizable value. We reverse a previous writedown to net realizable value, not to exceed the original recognized cost, if the inventories later increase in value.

EXPLANATORY INFORMATION

	As at December 31
(In millions of dollars)	2018	2017
		(restated, see note 2)

Wireless devices and accessories	399	373
Other finished goods and merchandise	67	62

Total inventories	466	435

Cost of equipment sales and merchandise for resale includes $2,515 million (2017 - $2,259 million) of inventory costs for 2018.